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                                                                   Exhibit 10.18

                            ASSIGNMENT AND ASSUMPTION
                            OF EARNEST MONEY CONTRACT
                           (GILLINGHAM - SUNTRON GCO)

     This ASSIGNMENT AND ASSUMPTION OF EARNEST MONEY CONTRACT (the "ASSIGNMENT"), is made and entered into to be effective as of the _____ day of ___________, 2006 (the "EFFECTIVE DATE"), by and between GSL INDUSTRIAL PARTNERS, L.P., a Texas limited partnership ("ASSIGNOR"), and GSL 16/VIF GILLINGHAM, L.P., a Texas limited partnership ("ASSIGNEE").

                                   WITNESSETH:

     WHEREAS, Assignor, as buyer, and SUNTRON GCO, LP, a Texas limited partnership ("SELLER"), as seller, executed and entered into that certain Earnest Money Contract, dated effective as of December 27, 2005, as amended by that certain letter agreement dated February 2, 2006 (the "FIRST LETTER AGREEMENT"), that certain letter agreement dated March 8, 2006 (the "SECOND LETTER AGREEMENT"), and that certain letter agreement dated March 17, 2006 (the "THIRD LETTER AGREEMENT") (collectively, the "CONTRACT"), relating to the sale by Seller to Assignor of certain improved real property located in Fort Bend County, Texas, and being more particularly described therein (the "PROPERTY");

     WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume, the Contract;

     NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS THAT, Assignor does hereby TRANSFER, ASSIGN AND CONVEY to Assignee all of Assignor's right, title, and interest in, to and under the Contract. By its acceptance of this Assignment, Assignee accepts the Contract and agrees to assume and be bound by all of the obligations and liability of Assignor under the Contract. In this regard, Assignor and Assignee acknowledge and agree that the terms and provisions of Section 4 of the Contract, as amended by the Second Letter Agreement, relating to the payment of the Deferred Portion of the Sales Price (as such term is defined in the Second Letter Agreement), shall survive the closing of the transactions made the subject of the Contract. Seller has joined in the execution of this Assignment for the purpose of consenting to the assignment of the Contract and to acknowledge that the terms and provisions of
Section 4 of the Contract, as amended by the Second Letter Agreement, shall survive the closing of the transactions made the subject of the Contract.

     Assignor and Assignee agree to execute such additional documents and instruments as may be necessary to carry out and effectuate the purposes of this Assignment.

     This Assignment and all of its terms and provisions shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                   [REST OF PAGE IS INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the Effective Date.

ASSIGNOR:

GSL INDUSTRIAL PARTNERS, L.P.,
a Texas limited partnership

By: GSL Partners GP, LLC, a Texas
    limited liability company, its
    general partner


By: /s/ WELCOME W. WILSON, SR.
    ---------------------------------
    Welcome W. Wilson, Sr.,
    Chairman and Chief Executive
    Officer


ASSIGNEE:

GSL 16/VIF GILLINGHAM, L.P., a Texas
limited partnership

By: GSL 16/VIF Gillingham GP, LLC, a
    Delaware limited liability
    company, its general partner

By: GSL 16/VIF Gillingham, LLC, a
    Delaware limited liability
    company, its sole member

By: GSL Partners SUB SIXTEEN, L.P., a
    Texas limited partnership,
    Operating Member

By: GSL SUB SIXTEEN GP, INC., a Texas
    corporation, its general partner


By: /s/ WELCOME W. WILSON, SR.
    ---------------------------------
Name: WELCOME W. WILSON, SR.
      -------------------------------
Its: CHAIRMAN / CEO
     --------------------------------


By: VIF Gillingham, LLC, a Delaware
    limited liability company, Class
    A Member

By: AEW Value Investors, LP, a
    Delaware limited partnership, its
    sole member

By: AEW VIF Managers, LLC, a Delaware
    limited liability company, its
    general partner

By: AEW VIF Investors, Inc., a
    Delaware corporation, its Manager-Member


By: /s/ MAUREEN A. JOYCE
    ---------------------------------
Name: MAUREEN A. JOYCE
      -------------------------------
Its: VICE PRESIDENT
     --------------------------------


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                              CONSENT TO ASSIGNMENT

     The undersigned, Suntron GCO, LP, a Texas limited partnership, as seller under the Contract, does hereby join in the execution of this Assignment for the purpose of consenting to the assignment of the Contract from Assignor to Assignee, and to acknowledge that the terms and provisions of Section 4 of the Contract, as amended by the Second Letter Agreement, survive the closing of the transactions made the subject of the Contract.

                                        SUNTRON GCO, LP, a Texas limited
                                        partnership

                                        By: Rodnic LLC, a Texas limited
                                        liability company, its general partner


                                        By: /s/ JAMES A. DORAN
                                            ------------------------------------
                                        Name: JAMES A. DORAN
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


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